ASSIGNMENT AND ASSUMPTION AGREEMENT


                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of December 26, 1995, among Concurrency Management Corp., a Delaware corporation ("Assignor"), Wexford Management, LLC, a Connecticut limited liability company ("Assignee"), and Presidio Capital Corp., a Brittish Virgin Islands corporation (the "Company").

                  WHEREAS,   Assignor   and  the   Company  are  parties  to  an
Administrative   Services   Agreement,   dated  as  of  November  3,  1994  (the
"Administrative Agreement");

                  WHEREAS, Assignor wishes to assign to Assignee all of its rights and obligations under the Administrative Agreement; and

                  WHEREAS,   pursuant   to  the  terms  of  the   Administrative
Agreement, the consent of the Company is required to effect such assignment;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                           1.  Assignment.  Assignor hereby assigns,  transfers,
grants and conveys to Assignee, effective as of January 1, 1996 (the "Effective Date"), all of Assignor's rights, title and interest in and to the Administrative Agreement.

                           2. Assumption.  Assignee hereby accepts the foregoing
assignment of the Administrative Agreement, and from and after the Effective Date, accepts, assumes and agrees to perform all of the covenants, agreements and obligations of Assignor under the Administrative Agreement.

                           3. Consent.  In accordance with Paragraph 9(b) of the
Administrative Agreement, the Company hereby agrees to the foregoing assignment of the Administrative Agreement by Assignor to Assignee.

                           4. Miscellaneous.

                                    a)   Definitions.   Capitalized   terms  not
defined herein shall have the meaning ascribed to them in the Administrative Agreement.

                                    b) Counterpart Execution. This Agreement may
be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                                    c) Governing  Law. This  Agreement  shall be
construed, interpreted and applied in accordance with, and shall be governed by, the laws of the State of New York without reference to principles of conflicts of laws.
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                  IN WITNESS  WHEREOF,  the parties  hereto have  executed  this
Agreement as of the date and year first above written.


                                       CONCURRENCY MANAGEMENT CORP.


                                       By: /s/ Jay Maymudes
                                           -------------------------------------
                                             Name:   Jay Maymudes
                                              Title: Vice President



                                       WEXFORD MANAGEMENT, LLC


                                       By: /s/ Jay Maymudes
                                           -------------------------------------
                                             Name:   Jay Maymudes
                                              Title: Vice President



                                       PRESIDIO CAPITAL CORP.


                                       By: /s/ Robert Holtz
                                           -------------------------------------
                                             Name:    Robert Holtz
                                              Title:  Vice President